Exhibit 99.2

Annual Statement as to Compliance

For the Year Ended December 31, 2016

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)	A review of the activities and performance of Berkadia as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia,

Mark E. McCool

President

February 20, 2017

Inv. 003 Lib. G

Annual Statement as to Compliance

For the Year Ended December 31, 2016

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool

President

February 20, 2017

Inv. 3 Lib. G

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Master Servicing Platform

December 31, 2016

Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 15, 2017

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s master servicing of mortgage loans for the period January 1, 2016 through December 31, 2016. Based on this evaluation, we assert that during the year ended December 31, 2016, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2016 through December 31, 2016, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2016 through December 31, 2016.

Mark E. McCool

Executive Vice President

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 15, 2017

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s special servicing of mortgage loans for the period January 1, 2016 through December 31, 2016. Based on this evaluation, we assert that during the year ended December 31, 2016, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2016 through December 31, 2016, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2016 through December 31, 2016.

Mark E. McCool

Executive Vice President

Berkadia Commercial Mortgage LLC

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of June 01, 2017 through June 30, 2017

Collections:

Principal Payments	279,684.28
Interest Payments	41,783.92

Total Principal and Interest Collections	321,468.20

Payments and Reversals Posted to Suspense	—

Total Collections	321,468.20

Less: Servicing Fees (not withheld from remittances)	(789.01)

Net Collections	320,679.19

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of June 01, 2017 through June 30, 2017

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
6012017	30101601	AUBURN UNIVER	—	4,125.00	4,125.00	275,000.00	103.13
6012017	30119903	MISSISSIPPI S	—	5,475.00	5,475.00	365,000.00	136.88
6012017	30127402	ST MARY’S COL	12,000.00	1,260.00	13,260.00	84,000.00	31.50
6012017	30137901	VINCENNES UNI	180,000.00	20,700.00	200,700.00	1,380,000.00	517.50
							—
							—
							—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of June 01, 2017 through June 30, 2017

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

30129101	6/21/2017	24,000.00	24,000.00	—		7012016

TOTALS:		24,000.00	24,000.00	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of June 01, 2017 through June 30, 2017

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of June 30, 2017

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	275,000.00	12012018
30104201	California State University Housing Bond	3	488,000.00	11012019
30106904	College of Santa Fe	3	61,000.00	10012018
30110101	Elizabeth City State University	3	25,000.00	10012017
30110802	Fairleigh Dickinson Univ	3	120,000.00	11012017
30112301	Georgetown University	3	675,000.00	11012020
30112302	Georgetown University	4	1,810,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119801	Millsaps College	3	164,000.00	11012021
30119903	Mississippi State University	3	365,000.00	12012020
30123701	University of the Arts	3	617,910.37	1012022
30127402	St Mary’s School	3	72,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	124,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023
30140503	Wittenberg University	3	16,000.00	11012017

	TOTALS:		6,471,910.37

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of June 30, 2017

Loan Number	Borrower Name	Next Payment Due	P and I Due

none to report

TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of June 30, 2017

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of July 01, 2017 through July 31, 2017

Collections:

Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	(255.60)

Net Collections	(255.60)

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of July 01, 2017 through July 31, 2017

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

7012017	30123701	PHILADELPHIA	63,684.28	10,223.92	73,908.20	681,594.65	255.60
							—
							—
							—
							—
							—
							—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of July 01, 2017 through July 31, 2017

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of July 01, 2017 through July 31, 2017

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of July 31, 2017

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	275,000.00	12012018
30104201	California State University Housing Bond	3	488,000.00	11012019
30106904	College of Santa Fe	3	61,000.00	10012018
30110101	Elizabeth City State University	3	25,000.00	10012017
30110802	Fairleigh Dickinson Univ	3	120,000.00	11012017
30112301	Georgetown University	3	675,000.00	11012020
30112302	Georgetown University	4	1,810,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119801	Millsaps College	3	164,000.00	11012021
30119903	Mississippi State University	3	365,000.00	12012020
30123701	University of the Arts	3	617,910.37	1012022
30127402	St Mary’s School	3	72,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	124,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023
30140503	Wittenberg University	3	16,000.00	11012017

	TOTALS:		6,471,910.37

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of July 31, 2017

Loan Number	Borrower Name	Next Payment Due	P and I Due

none to report

TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of July 31, 2017

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of August 01, 2017 through August 31, 2017

Collections:

Principal Payments	—

Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of August 01, 2017 through August 31, 2017

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
none							—
—
—
—
—
—
—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of August 01, 2017 through August 31, 2017

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of August 01, 2017 through August 31, 2017

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of August 31, 2017

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	Auburn University	3	275,000.00	12012018
30104201	California State University Housing Bond	3	488,000.00	11012019
30106904	College of Santa Fe	3	61,000.00	10012018
30110101	Elizabeth City State University	3	25,000.00	10012017
30110802	Fairleigh Dickinson Univ	3	120,000.00	11012017
30112301	Georgetown University	3	675,000.00	11012020
30112302	Georgetown University	4	1,810,000.00	11012020
30116201	Lassen Junior College	3	79,000.00	4012020
30117502	Lynchburg College	3	30,000.00	5012018
30119801	Millsaps College	3	164,000.00	11012021
30119903	Mississippi State University	3	365,000.00	12012020
30123701	University of the Arts	3	617,910.37	1012022
30127402	St Mary’s School	3	72,000.00	6012020
30133201	Univ Student Coop Housing	3	200,000.00	4012019
30136801	University of St Thomas	3	124,000.00	10012019
30137802	Villanova University	3	150,000.00	4012019
30137901	Vincennes University	3	1,200,000.00	6012023
30140503	Wittenberg University	3	16,000.00	11012017

	TOTALS:		6,471,910.37

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of August 31, 2017

Loan Number	Borrower Name	Next Payment Due	P and I Due

none to report

TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of August 31, 2017

None to report for this period

Berkadia Commercial Mortgage College and University Loan Trust II
Remittance Report for June 2017								DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20170601	6012017	30101601	Auburn University	—	4,125.00	4,125.00	275,000.00	—	4,125.00	—	4,125.00
20170601	6012017	30119903	Mississippi State University	—	5,475.00	5,475.00	365,000.00	—	5,475.00	—	5,475.00
20170601	6012017	30137901	Vincennes University	180,000.00	20,700.00	200,700.00	1,380,000.00	180,000.00	20,700.00	—	200,700.00
											—
											—

System Credits 6/1												210,300.00

System Debits 6/1												—

Bank Credit 6/1

Bank Debit 6/1

Bank Debit 6/1

Trustee Wire 6/1

20170612	6012017	30127402	St Mary’s School	12,000.00	1,260.00	13,260.00	84,000.00	12,000.00	1,260.00	—	13,260.00
											—
											—

System Credits 6/12												13,260.00

System Debits 6/12												—

Bank Credit 6/2													210,300.00

Bank Debit 6/2 (service fees)															310.89

Bank Debit 6/2

Trustee Wire 6/2														209,989.11

20170620	0	30129101	Simpson College - Bond 1966					—	—	24,000.00	24,000.00
											—
											—
											—

System Credits 6/20												24,000.00

System Debits 6/20												—

Bank Credit 6/13													13,260.00

Bank Credit 6/12													250.00

Bank Debit 6/13 (inspection fees)															135.00

Bank Debit 6/13 (service fees)															1,576.53

Trustee Wire 6/13														11,548.47

20170621	0	30129101	Simpson College - Bond 1966					—	—	(24,000.00)	(24,000.00)
20170621	7012016	30129101	Simpson College - Bond 1966					24,000.00	—	—	24,000.00
											—

System Credits 6/21												24,000.00

System Debits 6/21												(24,000.00)

	Bank Credit 6/20												24,000.00

Bank Debit 6/20

Bank Debit 6/20

Trustee Wire 6/20														24,000.00

20170630	7012017	30123701	University of the Arts					63,684.28	10,223.92	—	73,908.20
											—
											—
											—

System Credits 6/30												73,908.20

System Debits 6/30												—

	Bank Credit 6/22												24,000.00

Bank Debit 6/22 (payment reversal)															24,000.00

Bank Debit 6/22

Trustee Wire 6/22

TOTALS:				192,000.00	31,560.00	223,560.00	2,104,000.00	279,684.28	41,783.92	—	321,468.20	321,468.20	271,810.00	245,537.58	26,022.42

Loans Due in Current Period and Paid in Prior Period:

NONE

TOTALS:				—	—	—	—

Loans Due in Current Period Not Yet Paid:

NONE

TOTALS:				—	—	—	—

GRAND TOTAL:				192,000.00	31,560.00	223,560.00	2,104,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

June-17

Total System Credits @ 6/30		321,468.20

Total Bank Credits @ 6/30		271,810.00

	in transit wire
	in transit credit

6/22/2017	payment reversal	(24,000.00)
	payment reversal
	payment reversal

	Trust Expense refund due Trust	(250.00)

	Direct to Lender payments

	overdraft funding
	duplicate overdraft funding

	in transit	73,908.20
		321,468.20

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

June-17

Total Bank Credits @ 6/30		271,810.00

Total Debits to Trustee @ 6/30		245,537.58

6/2/2017	Service Fees	310.89
6/13/2017	Service Fees	1,576.53
6/13/2017	Inspection Fees	135.00

	Trust Expense

6/22/2017	payment reversal	24,000.00
	payment reversal
	payment reversal
	payment reversal
	payment reversal

	Trust Expense refund due Trust	250.00

	repayment of duplicate overdraft funding
	overdraft funding repay

Adjusted Debits to Trustee		271,810.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for July 2017								DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

none											—
											—
											—
											—
											—

System Credits 7/3												—

System Debits 7/3												—

Bank Credit 7/3													73,908.20

Bank Debit 7/3

Bank Debit 7/3

Trustee Wire 7/3														73,908.20

											—
											—
											—
System Credits 7/26												—

System Debits 7/26												—

Bank Credit 7/26

Bank Debit 7/26

Bank Debit 7/26

Trustee Wire 7/26 - recovery to Trust														250.00

			TOTALS:	—	—	—	—	—	—	—	—	—	73,908.20	74,158.20	—

Loans Due in Current Period and Paid in Prior Period:

7012017		30123701	PHILADELPHIA	63,684.28	10,223.92	73,908.20	681,594.65

			TOTALS:	63,684.28	10,223.92	73,908.20	681,594.65

Loans Due in Current Period Not Yet Paid:

NONE

			TOTALS:	—	—	—	—

			GRAND TOTAL:	63,684.28	10,223.92	73,908.20	681,594.65

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

July-17

Total System Credits @ 7/31		—

Total Bank Credits @ 7/31		73,908.20

6/30/2017	in transit wire	(73,908.20)
	in transit credit
	payment reversal
	payment reversal
	payment reversal
	Trust Expense refund due Trust
	Direct to Lender payments
	overdraft funding
	duplicate overdraft funding
	in transit
		—

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

July-17

Total Bank Credits @ 7/31		73,908.20

Total Debits to Trustee @ 7/31		74,158.20

	Service Fees
	Service Fees
	Inspection Fees
	Trust Expense
	payment reversal

	payment reversal
	payment reversal
	payment reversal
	payment reversal

7/26/2017	Trust Expense refund due Trust	(250.00)

	repayment of duplicate overdraft funding
	overdraft funding repay

Adjusted Debits to Trustee		73,908.20

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for August 2017

DTL
Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

none	—
—
—
—
—

System Credits 8/1	—

System Debits 8/1	—

Bank Credit 8/1

Bank Debit 8/1

Bank Debit 8/1

Trustee Wire 8/1

TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:
none

TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

none

TOTALS:	—	—	—	—

GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

August-17

Total System Credits @ 8/31	-

Total Bank Credits @ 8/31	-

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust

Direct to Lender payments

overdraft funding
duplicate overdraft funding

in transit
—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

August-17

Total Bank Credits @ 8/31	—

Total Debits to Trustee @ 8/31	—

Service Fees
Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust
repayment of duplicate overdraft funding overdraft funding repay

Adjusted Debits to Trustee	—

—